UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2012

EL PASO INTERIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 420-2600

(Registrant’s telephone number, including area code)

El Paso Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously announced, El Paso Corporation (subsequently renamed El Paso Interim Corporation and referred to herein as “Old El Paso”), Sirius Holdings Merger Corporation (subsequently renamed El Paso Corporation and referred to herein as “New El Paso”), Sirius Merger Corporation (“Merger Sub One”), Kinder Morgan, Inc. (“Kinder Morgan”), Sherpa Merger Sub, Inc. and Sherpa Acquisition LLC, entered into an Agreement and Plan of Merger, dated as of October 16, 2011 (the “Merger Agreement”).  Pursuant to the Merger Agreement, Kinder Morgan will acquire control of Old El Paso and New El Paso through a series of steps (collectively referred to as the “Transactions”), including, among others, a merger of Merger Sub One with and into Old El Paso, with Old El Paso surviving as a wholly owned subsidiary of New El Paso (the “First Merger,” and the agreement to effectuate the First Merger, the “First Merger Agreement”).

On March 9, 2012, the stockholders of Old El Paso, and Old El Paso as the sole stockholder of New El Paso, adopted the Merger Agreement and the First Merger Agreement and approved the transactions contemplated by the Merger Agreement and the First Merger Agreement, including the First Merger.

This Form 8-K is being filed in order to report the completion of the First Merger.  As described below, upon completion of the First Merger, stockholders of Old El Paso became stockholders of New El Paso, without the need for such stockholders to take any action.

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in Item 8.01 of this Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03.              Material Modification to Rights of Security Holders.

The information in Item 8.01 of this Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.              Changes in Control of Registrant.

The information in Item 8.01 of this Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the First Merger, substantially concurrently with the First Effective Time (as defined below), Old El Paso adopted an Amended and Restated Certificate of Incorporation to, among other things, reflect the change of its name from “El Paso Corporation” to “El Paso Interim Corporation” and amended its bylaws.  The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1, and the Amended Bylaws are attached hereto as Exhibit 3.2.

The information in Item 8.01 of this Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01.              Other Events.

On March 26, 2012 (the “First Effective Time”), in accordance with the terms of the Merger Agreement, the First Merger Agreement and Delaware law, the First Merger was completed.  At the First Effective Time:

1.               Each outstanding share of common stock of Merger Sub One was converted into one share of common stock of Old El Paso;

2.               Each outstanding share of common stock of Old El Paso was automatically converted into one share of common stock of New El Paso, having the same rights, powers, preferences, limitations and restrictions as the stock being converted and exchanged, and each Old El Paso stock option, restricted share, performance-based restricted stock unit and other security of Old El Paso was automatically converted into an equivalent New El Paso stock option, restricted share, performance-based restricted stock unit or other security interest of New El Paso, as applicable, with all other terms and conditions applicable to such equity awards immediately prior to the First Effective Time continuing to apply immediately after the First Effective Time and New El Paso assuming the obligations of Old El Paso with respect to any such equity awards immediately after the First Effective Time; and

3.               Each share of common stock of New El Paso that was owned by Old El Paso was contributed to the capital of New El Paso.

As a result of the First Merger, the common stockholders of Old El Paso became common stockholders of New El Paso; Old El Paso became a direct, wholly owned subsidiary of New El Paso; and New El Paso became the public reporting company.  Substantially concurrently with the First Effective Time, Old El Paso changed its name from “El Paso Corporation” to “El Paso Interim Corporation,” and New El Paso changed its name from “Sirius Holdings Merger Corporation” to “El Paso Corporation.”  Following the First Effective Time, the certificate of incorporation, bylaws, policies and procedures, directors, executive officers and committee composition of New El Paso are substantively identical to those of Old El Paso prior to the First Effective Time.

In connection with the First Merger, New El Paso will request that its shares of common stock begin trading on the NYSE under the ticker symbol “EP” in place of Old El Paso’s shares of common stock.

New El Paso is the successor issuer of Old El Paso for purposes of the Securities Act of 1933, as amended, and the filings made by Old El Paso thereunder.  Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New El Paso is the successor issuer of Old El Paso with respect to Old El Paso common shares, which were registered under the Exchange Act, and New El Paso common shares are deemed to be registered under the Exchange Act.

In connection with the First Merger, New El Paso entered into supplemental indentures under each of Old El Paso’s outstanding indentures pursuant to which New El Paso agreed to irrevocably and unconditionally guarantee Old El Paso’s obligations under each of the indentures and the debt securities issued pursuant thereto.  In addition, New El Paso entered into a supplemental indenture and assumption agreement pursuant to which New El Paso assumed Old El Paso’s obligations under Old El Paso’s Trust Preferred Securities, the related Trust Preferred Securities Guarantee Agreement and Trust Common Securities Guarantee Agreement, and the underlying Subordinated Convertible Debentures due 2028.

Pursuant to the terms of the Merger Agreement, immediately following the First Merger, Old El Paso will be converted into a Delaware limited liability company.

The information in Item 5.03 of this Form 8-K is incorporated into this Item 8.01 by reference.

Item 9.01               Financial Statements and Exhibits.

(d)              Exhibits

3.1	Amended and Restated Certificate of Incorporation of El Paso Interim Corporation (f/k/a El Paso Corporation).

3.2	Amended Bylaws of El Paso Interim Corporation (f/k/a El Paso Corporation).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 26, 2012
EL PASO INTERIM CORPORATION

		By:	/s/Robert W. Baker
			Name:	Robert W. Baker
			Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of El Paso Interim Corporation (f/k/a El Paso Corporation).

3.2	Amended Bylaws of El Paso Interim Corporation (f/k/a El Paso Corporation).